First Quarter 2011 Exhibit 99.1

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.1 Billion in Assets *(as of 03.31.11)*
- Institutional Ownership: 38%
- Insider Ownership: 5%
- $603.7 Million Market Cap.
- Single-bank holding company with 51 offices and 6 insurance locations
- Stock symbol: STBA-NASDAQ Global Select
- Stock Price: $21.57 *(as of 03.31.11)*
- Ranked by J.D. Power and Associates as being one of the top four customer favorite banks in the Mid-Atlantic Region in 2010.
- Past Awardee for being one of the Best Places to Work in PA.

Harrisburg
Philadelphia
Pittsburgh
Clarion
Brockway
DuBois
Punxsutawney
Butler
Kittanning
Wexford
Indiana
Ebensburg
Altoona
Pittsburgh
Irwin
Delmont
Greensburg
Latrobe

4 S&T Bancorp Corporate Profile

Investor Highlights • Historically High Performing Bank • Experienced Management Team • Relationship Banking Model • Well-Positioned for Growth 5

6 * 2011 peer banks per 2011 proxy statement Return on Assets -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2006 2007 2008 2009 2010 -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% STBA BHC $3-10 B Peer Bank Median * PA Banks

7 Return on Equity * 2011 peer banks per 2011 proxy statement -5% 0% 5% 10% 15% 20% 2006 2007 2008 2009 2010 -5% 0% 5% 10% 15% 20% BHC $3-10 B PA Banks Peer Bank Median * STBA

S&T Bancorp, Inc

Pennsylvania
Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Crawford
Forest
Elk
Cameron
Sullivan
Wyoming
Lackawanna
Pike
Mercer
Venango
Lycoming
Clinton
Luzerne
Clarion
Jefferson
Lawrence
Clearfield
Montour
Columbia
Monroe
Butler
Union
Centre
Carbon
Armstrong
Snyder
Northumberland
Beaver
Indiana
Schuylkill
Northampton
Mifflin
Lehigh
PITTSBURGH
Cambria
Blair
Juniata
Allegheny
Perry
Dauphin
Berks
Bucks
Lebanon
Westmoreland
Huntingdon
Montgomery
Washington
Cumberland
Lancaster
Bedford
Chester
PHILADELPHIA
Somerset
Delaware
Fayette
Fulton
York
Greene
Franklin
Adams
S&T Bank Regional Footprint
S&T Bank Locations
Marcellus Shale Formation

8 Marcellus Shale Distribution

S&T Bancorp, Inc

Marcellus Shale...
We Know the Drill.

Mineral Management: Maximize Your Returns.

Rely on S&T Wealth Management to protect your assets:

- Lease offer evaluation and negotiation.
- Negotiation of surface damage rights so that you are sufficiently protected from and compensated for any damage to your property throughout the drilling process.
- Verification, monitoring, and administration of royalty payments generated by production on your property, ensuring that you are being paid what you should be paid.
- Management of lease renewal negotiations for you if your lease is approaching its expiration date.

S&T Wealth Management is pleased to provide an array of services designed specifically for families and groups who own Marcellus Shale gas rights.

Through our strategic alliances, S&T Wealth Management brings over 220 combined years and over 6,500 properties of oil and gas management experience, and we can put it to work for you.

Contact our Mineral Management Team for more information. We're right here in your hometown.

S&T Wealth Management

800.446.0246 • stbank.com

MEMBER OF NARO

9

S&T Bancorp, Inc

Lease Offer Evaluation
Lease Negotiation
Pad Site Negotiation
Surface Damage Negotiation
Pipeline Agreement and Damage Negotiation
Production/Revenue Processing

Mineral Management Process 10

We are here to…
• Provide access to well-informed industry professionals with the knowledge and experience in the oil and gas industry.
– Lease Negotiations
– Pipeline
– Right-of-Ways
– Well Pads
– Frac Water Ponds
– Royalty Accounting
– Production Verifications

12 12
Quarterly Summary
2011 2010 2010
First
Quarter
Fourth
Quarter
First
Quarter
Net Income $4.7 $8.7 $9.8
Diluted Common Earnings per Share $0.17 $0.31 $0.35
Common Return on Average Assets
*
0.47% 0.84% 0.96%
Common Return on Average Equity
*
3.31% 6.00% 7.12%
Dollars in millions
*
Annualized

13 13
Income Statement
Dollars in millions
2011 2010 2010
First
Quarter
Fourth
Quarter
First
Quarter
Net Interest Income – FTE $35.9 $37.4 $37.1
Noninterest Income 11.0 12.0 11.2
Total Revenue 46.9 49.4 48.3
Noninterest Expense (27.5) (27.0) (27.9)
Security Gains (Losses) - - 0.1
Provision for Loan Losses (10.6) (7.7) (4.4)
Net Income Before Taxes 8.8 14.7 16.1
Taxes (2.5) (4.4) (4.8)
Preferred Stock Dividends (1.6) (1.6) (1.5)
Net Income Available to Common
Shareholders $ 4.7 $8.7 $9.8
Diluted Common Earnings per Share $0.17 $0.31 $0.35

14 14
Balance Sheet
Dollars in millions
Mar. 31,
2011
Dec. 31,
2010
Mar. 31,
2010
Securities $353 $310 $352
Loans, Net 3,243 3,313 3,335
Other 494 491 449
Total Assets $4,090 $4,114 $4,136
Deposits $3,306 $3,317 $3,346
Borrowings 158 161 184
Other 46 57 45
Equity 580 579 561
Total Liabilities & Equity $4,090 $4,114 $4,136

15 15
Loan Portfolio
Dollars in millions
Mar. 31,
2011
Dec. 31,
2010
Mar. 31,
2010
Consumer
Home Equity     $436 $441 $457
Residential Mortgage 345 368 360
Consumer 71 75 77
Construction 4 4 9
Total Consumer $856 $888 $903
Commercial
Commercial Real Estate $1,489 $1,494 $1,423
Commercial & Industrial 714 722 715
Construction 245 260 357
Total Commercial $2,448 $2,476 $2,495
Total Loans $3,304 $3,364 $3,398

16 16
Asset Quality
*
YTD March 31, 2011 Annualized
Mar. 31, December 31,
2011 2010 2009 2008 2007
Nonperforming Loans / Total Loans
2.45% 1.90% 2.67% 1.19% 0.60%
Nonperforming Assets / Total Loans Plus
OREO
2.67 2.07 2.80 1.21 0.62
Net Charge-offs / Average Loans
*
0.04 1.48 1.60 0.31 0.17
Loan Loss Reserve / Total Loans
1.87 1.53 1.75 1.20 1.23
Loan Loss Reserve / Nonperforming Loans
76 80 66 101 204

17
Nonperforming Loans
91 3.01 $  73.6
Total Commercial
9 3.00 7.3
Construction
11 1.27 9.1
Commercial & Industrial
71 3.84
$  57.2
Commercial Real Estate
Commercial
9 0.84
$    7.2
Total Consumer
- -
-
Construction
- -
-
Consumer Installment
7 1.55 5.3
Residential Mortgage
2 0.43 $    1.9
Home Equity
% of
Total NPL
Consumer
% NPL
March 31,
2011
Total Nonperforming Loans
100 2.45 $  80.8
Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are 90 days or more past due.
Dollars in millions
Specific reserves $8.6
USDA Guarantee $6.8

18
Construction & CRE by Type
Type
March 31,
2011
% of Total
March 31,
2010 Change
Retail/Strip Malls $   297 17 $   295 $2
Miscellaneous 264 15  253 11
Residential Rental Properties 238 14 285 (47)
Offices 226 13 240 (14)
Hotels 195 11 176 19
Manuf/Industrial/Warehouse 118 7 132 (14)
Flex/Mixed Use 113 7 107 6
Healthcare/Education 108 6 100 8
RE Develop – CL 93 5 108 (15)
RE Develop – Residential 82 5 84 (2)
Total $1,734 100 $1,780 ($ 46)

Dollars in millions

19
Construction & CRE – NPL by Type
Type
March 31,
2011 % NPL
% of
Total NPL
Retail/Strip Malls $ 3.0 1.02 5
Miscellaneous 15.3 5.83 24
Residential Rental Properties 11.0 4.61 17
Offices 2.8 1.22 4
Hotels 13.5 6.98 21
Manuf/Industrial/Warehouse 3.6 3.05 6
Flex/Mixed Use 2.4 2.10 4
Healthcare/Education 0.8 0.75 1
RE Develop – CL 6.0 6.40 9
RE Develop – Residential 6.1 7.41 9
Total $64.5 3.72 100

Dollars in millions

Net Interest Margin
2011 2010 2010
First
Quarter
Fourth
Quarter
First
Quarter
Securities - FTE 3.02% 3.77% 4.06%
Loans - FTE 4.92 5.02 5.12
Total Earning Assets 4.72 4.92 5.02
Deposits 0.97 1.03 1.21
Borrowings 3.14 3.00 2.49
Total Costing Liabilities 1.10 1.15 1.34
Net Interest Margin - FTE 3.92 4.06 4.00

Noninterest Income
Dollars in millions
2011 2010 2010
First
Quarter
Fourth
Quarter
First
Quarter
Community Banking $ 5.6 $  5.8 $  5.5
Wealth Management 2.1 2.0 2.0
Insurance 2.1 1.8 2.4
Letters of Credit / Loan 0.5 0.8 0.6
Mortgage Banking 0.6 1.3 0.4
Other 0.1 0.3 0.3
Total $11.0 $12.0 $11.2

Securities
Mar. 31,
2011
Dec. 31,
2010
Mar. 31,
2010
Agencies $125 $126 $118
Agency CMO 74 41 55
Agency MBS 59 44 58
Municipals 62 66 86
Equities 12 11 12
FHLB Stock 21 22 23
Total   $353 $310 $352
All securities are classified as available-for sale
Dollars in millions

Deposits
Dollars in millions
Mar. 31,
2011
Dec. 31,
2010
Mar. 31,
2010
Noninterest-bearing Demand $ 803 $ 766 $ 709
Interest-bearing Demand 286 295 253
Money Market 241 262 251
Savings 755 754 753
Certificates of Deposit < $100K 781 788 878
Certificates Of Deposit > $100K 440 452 502
Total   $3,306 $3,317 $3,346

24 24
Capital Ratios
Mar. 31
2011
Dec. 31
2010
Mar. 31
2010
Well-
Capitalized
Leverage
*
11.19% 11.07% 10.51% 5.00%
Tier 1 – Risk-Based Capital
*
13.54 13.28 12.40 6.00
Total – Risk-Based Capital
*
16.99 16.68 15.75 10.00
Tangible Common Equity /
Tangible Assets 7.70 7.61 7.09 NA
*
Includes CPP of $108.7 million

IBT
CPP
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
w/out CPP

25 S&T Bancorp Capital * 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Well Capitalized +2.19% * Total Risk-Based Capital

S&T Bancorp, Inc

THE S&T ROAD MAP:
Collaborating Around The Customer

OPERATIONS
MARKETS
DELIVERY CHANNELS
RISK MANAGEMENT
Brand
Brand
Brand
Brand
TRANSACTION
CREDIT
INSURANCE
INVESTMENT
Customer value proposition

26

First Quarter 2011